UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

MACY'S, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001

(Address of Principal Executive Offices)

(212) 494-1621

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 10, 2021, Macy’s, Inc. (“Macy’s” or the “Company”), certain of its subsidiaries, Department Stores National Bank (“Bank”) and Citibank, N.A. (“Citibank”) entered into a Sixth Amendment (the “Amendment”), dated as of December 13, 2021, to the Amended and Restated Credit Card Program Agreement, dated as of November 10, 2014, and as amended from time-to-time, among Macy’s, FDS Bank, Macy’s Credit and Customer Services, Inc., Macy’s West Stores, Inc., Bloomingdale’s, Inc. (collectively the “Macy’s Companies”), Department Stores National Bank and Citibank, N.A. pursuant to which Bank issues, maintains and services Macy’s private label and co-branded credit cards (the “Program Agreement,” and as amended by the Amendment, the “Amended Program Agreement”).

As previously reported, on June 4, 2021, Bank provided the Macy’s Companies with notice of termination of the Program Agreement due to the occurrence of an Adverse Sales Development (as defined in the Program Agreement) effective six months from June 7, 2021 (“Termination Notice”).  Pursuant to the Amendment, the Termination Notice was rescinded and the term of the Program Agreement extended until March 31, 2030, with certain revisions as set forth in the Amendment.

The Amendment provides that Bank will pay Macy’s a signing bonus, Bank’s right to terminate the Amended Program Agreement due to an Adverse Sales Development is eliminated, certain changes are made to the treatment of program expenses, letter of credit or reserve requirement is added if Macy’s, Inc. corporate credit ratings fall below certain levels, specified systems changes will be implemented and others considered, and profit share tiers are revised, among other revisions to the Program Agreement.

The foregoing is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

10.1

Sixth Amendment to Amended and Restated Credit Card Program Agreement dated as of December 13, 2021, by and among Macy’s, Inc., FDS Bank, Macy’s Credit and Customer Services, Inc., Bloomingdales, LLC, and solely with respect to Section 2.1(a) FDS Thrift Holding Co., Inc., and Department Stores National Bank, and Citibank, N.A.*

104Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*Portions of this exhibit have been omitted.

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: December 13, 2021	By:	/s/ Elisa D. Garcia
	Name:	Elisa D. Garcia
	Title:	Executive Vice President, Chief Legal Officer and Secretary